EXHIBIT 99.1



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Shaw Hong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc.


Dated: March 12, 2003

                                 By:              /s/ SHAW HONG
                                    ----------------------------------------
                                                    Shaw Hong
                                         Chief Executive Officer, President
                                                   and Director
                                           (Principal Executive Officer)



     I, H. Gene McCown, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OmniVision Technologies, Inc. on Form 10-Q for the quarter ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OmniVision Technologies, Inc.


Dated: March 12, 2003

                                 By:           /s/ H. GENE MCCOWN
                                    -----------------------------------------
                                                 H. Gene McCown
                                  Vice President of Finance and Chief Financial
                                           Officer (Principal Financial
                                              and Accounting Officer)



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